UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 24, 2010

DIGITAL ALLY, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-33899	20-0064269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7311 W. 130th Street, Suite 170, Overland Park, KS 66213
(Address of Principal Executive Offices) (Zip Code)

(913) 814-7774
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Annual Meeting of Shareholders

The annual meeting of the shareholders of Digital Ally, Inc. (the “Company”) was held on Monday, May 24, 2010.

Election of Directors. At the annual meeting, the shareholders elected the following five incumbent directors to serve on the Company’s Board of Directors:  Stanton E. Ross, Leroy C. Richie, Daniel F. Hutchins, Elliot M. Kaplan and Bernard A. Bianchino.  Each of the directors will serve until the Company’s next annual meeting of shareholders or until a successor is elected and qualified.

On the record date for the annual meeting, there were 16,321,998 shares of common stock issued and outstanding and entitled to be voted at the annual meeting, of which 10,010,047 shares were voted.

	Votes For	Withheld
Proposal One: Election of five directors to hold office until the next annual meeting of our stockholders or until their successors are elected and qualified:
Stanton E. Ross	9,603,336	519,161
Leroy C. Richie	9,609,114	513,383
Daniel F. Hutchins	9,831,341	291,156
Elliot M. Kaplan	9,026,966	1,095,531
Bernard A. Bianchino	9,629,021	493,476

The Board of Directors made appointments to its various committees after the annual meeting.  The members of our Audit Committee are Messrs. Hutchins, Richie and Bianchino.  Mr. Hutchins is the chairman of the Audit Committee.  The members of our Compensation Committee are Messrs. Richie and Bianchino.  Mr. Bianchino is the chairman of the Compensation Committee.  The members of our Nominating and Governance Committee are Messrs. Hutchins, Richie and Kaplan.  Mr. Richie is the chairman of the Nominating and Governance Committee.  The members of our Strategic Planning Committee are Messrs. Bianchino, Hutchins and Kaplan.  Mr. Bianchino is the chairman of the Strategic Planning Committee.

Ratification of Grant Thornton LLP Appointment. In addition to electing the Company’s Board of Directors, at the annual meeting, the shareholders also voted in favor of ratifying the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2010.

	Votes For	Votes Against	Abstain
Proposal Two: Ratification of the appointment of Grant Thornton LLP as the independent registered accounting firm of Digital Ally, Inc. for the year ending December 31, 2010:	9,883,598	59,882	13,475

The broker non-vote total for this proposal was 165,542.

The information contained in this current report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 26, 2010

DIGITAL ALLY, INC.

By:	/s/ STANTON E. ROSS
Name: Stanton E. Ross
Title: Chairman, President and Chief Executive Officer